FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NOS. 33-56217
                       33-18954
                       33-46403

                      February 14, 1996

                         THE PRAIRIE FUNDS
                     Supplement to Prospectus
                        Dated June 1, 1995


          The following information supplements and supersedes any contrary information contained in the description of the Bond Fund on page 3 of the Prospectus.

          The Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This
Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade fixed-income securities of domestic and foreign issuers, without regard to maturity.

                               * * *

          The following information supersedes any contrary information contained in the Financial Highlights for the Municipal Money Market Fund in the Prospectus under the caption "Condensed
Financial Information."

          The total investment return for the Municipal Money
Market Fund for the fiscal years ended December 31, 1993 and 1994 was 1.75% and 2.36%, respectively.